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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                                                                                      STATE OF
                               NAME OF SUBSIDIARY                                   INCORPORATION
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
Arizona NewsChannel, L.L.C.                                                              Delaware
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CBS LLC Management, Inc.                                                                 Delaware
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CCI PCS, Inc.                                                                            Delaware
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Cox @Home, Inc.                                                                          Delaware
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Cox Animal Planet, Inc.                                                                  Delaware
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Cox Arizona Telcom, L.L.C.                                                               Delaware
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Cox Arkansas Telcom, L.L.C.                                                              Delaware
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Cox Business Services, Inc.                                                              Delaware
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Cox Business Services, L.L.C.                                                            Delaware
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Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)                Delaware
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COX CBS Asset Management, L.L.C.                                                         Delaware
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Cox Colorado Telcom, L.L.C.                                                              Delaware
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Cox Communications Asset Management, L.L.C.                                              Delaware
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Cox Communications BTP Holdings, Inc. (formerly Cox Teleport Partners, Inc.)             Delaware
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Cox Communications Central II, Inc.                                                      Delaware
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Cox Communications EBD Holdings, Inc.                                                    Delaware
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Cox Communications E.T.E., Inc.                                                          Delaware
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Cox Communications Florida (Partnership) (formerly Cox Cable New York)                   New York
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Cox Communications Gulf Coast, L.L.C.                                                    Delaware
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Cox Communications Hampton Roads, L.L.C.                                                 Delaware
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Cox Communications Holdings, Inc.                                                        Delaware
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Cox Communications Kansas, L.L.C.                                                        Delaware
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Cox Communications Las Vegas, Inc.                                                       Delaware
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Cox Communications Las Vegas Asset Management, L.L.C.                                    Delaware
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Cox Communications LLC Management, Inc.                                                  Delaware
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Cox Communications Louisiana, L.L.C.                                                     Delaware
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Cox Communications Louisiana Asset Management, L.L.C.                                    Delaware
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Cox Communications NCC, Inc.                                                             Delaware
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Cox Communications New York City, Inc.                                                   New York
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Cox Communications Omaha, L.L.C.                                                         Delaware
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

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
Cox Communications Payroll, Inc.                                                       California
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Cox Communications Pensacola, L.L.C.                                                     Delaware
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Cox Communications Shopping Services, Inc.                                               Delaware
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Cox Communications Telecom, Inc.                                                         Virginia
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Cox Connecticut Telcom, L.L.C.                                                           Delaware
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Cox Consumer Information Network, Inc.                                                   Delaware
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Cox DC Radio, Inc.                                                                       Delaware
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Cox District of Columbia Telcom, L.L.C.                                                  Delaware
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Cox Fibernet Oklahoma, L.L.C.                                                            Delaware
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Cox Fibernet Virginia, Inc.                                                              Delaware
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Cox Florida Cable Partners                                                                Florida
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Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
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Cox Georgia Telcom, L.L.C.                                                               Delaware
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Cox Government Services, Inc.                                                            Delaware
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Cox Iowa Telcom, L.L.C.                                                                  Delaware
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Cox Kansas Telcom, L.L.C.                                                                Delaware
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Cox Louisiana Telcom, L.L.C.                                                             Delaware
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Cox Maryland Telcom, L.L.C.                                                              Delaware
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Cox Media, Inc.                                                                          Delaware
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Cox Mississippi Telcom, L.L.C.                                                           Delaware
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Cox Missouri Telcom, L.L.C.                                                              Delaware
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Cox Nebraska Telcom, L.L.C.                                                              Delaware
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Cox Nevada Telcom, L.L.C.                                                                Delaware
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Cox New Mexico Telcom, L.L.C.                                                            Delaware
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Cox North Carolina Telcom, L.L.C.                                                        Delaware
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Cox Ohio Telcom, L.L.C.                                                                  Delaware
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Cox Oklahoma Telcom, L.L.C.                                                              Delaware
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Cox Rhode Island Telcom, L.L.C.                                                          Delaware
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Cox San Diego SPE, L.L.C.                                                                Delaware
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Cox Southwest Holdings, L.P.                                                                Texas
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Cox Southwest Interests, L.L.C.                                                             Texas
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Cox Southwest Partner Holdings, Inc.                                                     Delaware
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Cox Telcom Partners, Inc.                                                                Delaware
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Cox Texas Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
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Cox Trust I                                                                              Delaware
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

Cox Virginia Telcom, Inc.                                                                Virginia
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CoxCom Asset Management, L.L.C.                                                          Delaware
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CP Arizona I, LLC                                                                        Delaware
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CP Arizona II, LLC                                                                       Delaware
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CP Nevada, LLC                                                                           Delaware
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Fisher Communications Associates, L.L.C.                                                 Colorado
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Hospitality Network, Inc.                                                                  Nevada
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Kansas NewsChannel, L.L.C.                                                               Delaware
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Local News on Cable, L.L.C.                                                              Virginia
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MAS ARIZONA, L.L.C.                                                                      Delaware
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News Channel 15, L.L.C.                                                                  Delaware
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News Channel, L.L.C.                                                                     Oklahoma
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Padres CableRep Advertising Company, G.P.                                              California
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Peak Cablevision, L.L.C. (former name Premier Media, L.L.C. - 09/26/1997)                Colorado
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Primetel of Nevada                                                                         Nevada
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Rhode Island News Channel, L.L.C.                                                        Delaware
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TCA Cable Partners                                                                       Delaware
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TCA Cable Partners II (50.39% GP interest  held by TCIAmerican Cable
    Holdings IV, L.P;49.61% GP interest held by TCAHoldings II, L.P.)                    Delaware
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TCI American Cable Holdings III, L.L.C.                                                  Colorado
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TMJV, LLC                                                                                Delaware
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Tulsa Cable News, L.L.C.                                                                 Oklahoma
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WOWT/Cox News Channel, L.L.C.                                                            Delaware
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CoxCom, Inc.                                                                             Delaware

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:

                       d/b/a Cox Business Services
                                   Arizona
                                   California
                                   Connecticut
                                   Florida
                                   Louisiana
                       d/b/a Cox Communications Bakersfield
                       d/b/a Cox Communications Cleveland Area
                       d/b/a Cox Communications Desert Valley
                       d/b/a Cox Communications Gainesville/Ocala d/b/a Cox Communications Humboldt d/b/a Cox Communications Louisiana d/b/a Cox Communications New England d/b/a Cox Communications North Carolina d/b/a Cox Communications Northern Virginia d/b/a Cox Communications Oklahoma City d/b/a Cox Communications Omaha d/b/a Cox Communications Orange County d/b/a Cox Communications Palos Verdes d/b/a Cox Communications Pensacola d/b/a Cox Communications Phoenix d/b/a Cox Communications Roanoke d/b/a Cox Communications San Diego d/b/a Cox Communications Santa Barbara d/b/a Cox Communications Sierra Vista d/b/a Cox Communications Tucson d/b/a Cox Communications West Texas